SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __________)
Filed by the Registrant [x]
Filed by a Party other than the Registrant
Check the appropriate box:
 Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[x] Definitive Proxy Statement
[x] Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-
12
Creative Technologies Corp.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
 [x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a6(i)(1), or
14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
$500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
Fee computed on table below per Exchange Act Rule 14a-
6(i)(4)
and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
	(5) Total fee paid:
Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1) Amount Previously Paid:
(2) Form, Schedule or registration Statement No.:
	(3) Filing Party:
	(4) Date Filed
Schedule 14A

CREATIVE TECHNOLOGIES CORP.
170 53RD STREET
BROOKLYN, NEW YORK  11232
 ANNUAL MEETING OF SHAREHOLDERS
 SEPTEMBER 4, 1996

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Creative Technologies Corp.
(the "Company")will be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on September 4, 1996 at 10:00 A.M. New York time, to consider the following proposals:
1.      To elect directors, each to serve for a term of one year or until his
	respective   successor is elected and qualifies;
2.      To ratify the appointment of Richard A. Eisner & Company as
	independent   accountants of the Company;
3.      To authorize a one for three reverse stock splitof the Companys Common
	Stock;
4.      To transact such other business as may properly come before the meeting.

Shareholders of record on the books of the Company at the close of business on July 24, 1996 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 1995 is enclosed.
All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.
	By Order of the Board of Directors
Dated:    New York, New York            David Selengut July 2, 1996
Secretary

CREATIVE TECHNOLOGIES CORP.
170 53RD STREET
BROOKLYN, NEW YORK  11232
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 4, 1996

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Creative Technologies Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on September 4, 1996, at 10:00 A.M. local time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

At the Annual Meeting the Shareholders will vote to:
1.      Elect the directors of the Company;
2. Ratify the selection of Richard A. Eisner and Company as the Companys independent auditors;
3.      Authorize a one for three reverse stock split of the Companys Common
Stock;
4.      Transact such other business as may properly come before the meeting.

The Company knows of no other matters to be presented at the Annual Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such shareholder are voted at the Annual Meeting. Any shareholder may revoke a proxy at any time before it is voted by: (i) delivering a written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked; (ii) executing a subsequent proxy and delivering it to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.
The Company will bear the cost of soliciting proxies. Directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.
The principal executive offices of the Company are located at 170 53rd Street, Brooklyn, New York 11232. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's shareholders is July 24, 1996.
VOTING SECURITIES
Only holders of Shares of Common Stock, par value $.03 per share (the Shares), of record as at the close of business on July 24, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date there were issued and outstanding 7,834,183 Shares. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the meeting.  The holders of a majority of the outstanding Shares shall constitute a quorum. The affirmative vote of a majority of the Shares issued and outstanding is necessary to approve the change of name of the Company and the one for three reverse stock split. The affirmative vote of the holders of the majority of Shares present at the Annual Meeting and voting is necessary to approve each other resolution.
Votes withheld will not count against the approval of any resolution. Brokers do not have discretionary authority to vote on the proposals to approve the one for three reverse stock split.
The holders of Shares are entitled to receive such dividends, if any, as may be declared, from time to time, by the Board of Directors from funds legally available therefore, subject to the dividend preferences of the Preferred Stock, if any. Upon liquidation or dissolution of the Company, the holders of Shares are entitled to share ratably in all assets available for distribution after payment of liabilities and liquidation preferences of the Preferred Stock, if any. Holders of Shares have no preemptive rights, no cumulative voting rights and no rights to convert their Shares into any other securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
	The following table sets forth, as of June 30, 1996, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Shares, by each director of the Company who owns any Shares of the Company and by all officers and directors as a group:

Name of beneficial      Number of shares of     Percentage of class
owner   common stock owned (1)  as of June 30, 1996
Bonnie Septimus (2)     509,133 6.5%
72 Lord Avenue
Lawrence, New York

David Guttmann  (3)     737,332 9.4%
170 53rd Street
Brooklyn, NY 11232

Benjamin Sporn  (4)     95,541  1.2%
170 53rd Street
Brooklyn, NY 11232

Richard Helfman (5)     118,333 1.5%
170 53rd Street
Brooklyn, NY 11232
All officers and directors
as a group(5 persons)(6)        951,206 11.9%

(1) Except as otherwise indicated, all Shares are beneficially owned and sole voting and investment power is held by the persons named.
(2) A portion of the Shares is owned by Mrs. Septimus as nominee for certain members of her family.
(3) A portion of the Shares is currently being held by Mr. Guttmann as nominee for certain members of his immediate family. Includes 50,000 shares issuable upon exercise of stock options.
(4) Includes 50,000 Shares underlying immediately exercisable installments of options.
(5)     Includes 50,000 Shares underlying immediately exercisable options.
(6)     Includes the Shares described in footnotes (3), (4) and (5) above.

DIRECTORS OF THE COMPANY
The Directors and Executive Officers of the Company are as follows:
Name    Age     Title
Benjamin Sporn  57      Chairman of the Board
David Refson    50      Vice Chairman and
		Director
David Guttmann  49      Director and Chief
		Executive Officer
Richard Helfman 49      Director and President
David Selengut  40      Secretary

Benjamin Sporn has been a Director of the Company since January 1985 and Chairman of the Board since March 1990. Mr. Sporn has been an attorney in private practice since January 1990 and Vice President - Legal of Applied Microbiology, Inc. since 1992. From 1964 until December 1989, Mr. Sporn was an attorney with AT&T and retired as General Attorney for Intellectual Property matters. Mr. Sporn is Chairman of the Board of Micel Corp.
	David Refson has been Vice Chairman and a Director of the Company since January 1985. Mr. Refson is the President and principal stockholder of Newmarket Co. Limited of Liberia ("Newmarket"), which invests in various entities. Mr. Refson has been a private investor for more than the past five years and in his capacity as President of Newmarket acts as a consultant to a number of foreign companies.
	David Guttmann has been a director and Chief Executive Officer of the Company since May 1994. From June 1983 until May 1994 Mr. Guttmann was Chief Executive Officer of Applied Microbiology Inc., and was its Chairman until October 1995. Mr. Guttmann also serves as Chairman of Ace Surgical Supply Co., Inc. (Ace), a supplier of disposable surgical materials to the health care field.
	Richard Helfman has been a Director of the Company since April 1990 and President since March 1990. From May 1987 to June 1989, Mr. Helfman was a commercial lending officer at The First New York Bank for Business, and from 1979 until May 1987, was a commercial lending officer at Extebank.
	David Selengut was elected Secretary of the Company in September 1987. Mr. Selengut has been a partner at the law firm of Singer, Bienenstock, Zamansky, Ogele & Selengut, LLP. since May 1995. That firm has acted as counsel to the Company with respect to certain matters. From May 1988 until April 1995 he was an Associate in the law firm of Neiman Ginsburg & Mairanz P.C., New York, New York.
	Each of the Company's Directors has been elected to serve until the next annual meeting of the stockholders. The Company's executive officers are appointed annually by the Company's Directors. Each of the Company's Directors and executive officers continues to serve until his successor has been elected and qualified. Pursuant to a management agreement with Ace, Ace has the right to appoint two members of the Board of Directors. Ace has never exercised this right. The Company has an audit committee consisting of Benjamin Sporn and David Refson.
	To the Company's knowledge, there were no delinquent 16(a) filers for transactions in the Company's securities during the year ended December 31, 1995.
	To the Companys knowledge, there was no material proceedings to which any Director or executive officer of the Company, or any associate of any such Director or executive officer, is a party adverse to the Company or has an interest adverse to the Company. Each of the directors attended each of the Board of Directors meetings in 1995.
EXECUTIVE COMPENSATION
	The compensation paid to the Company's Chief Executive Officer and to each of the other executive officers whose total compensation exceeded $100,000 during each of the preceding three fiscal years is as follows:
1995 SUMMARY COMPENSATION TABLE

		Annual          Long term
		compensation    Other Annual    compensation
			compensation    Awards Options
Name & principal position       Year    ($)     ($)     (#)

David Guttmann,
Chief Executive Officer 1995    $128,218(1)             50,000
	1994    88,269(1)               0
Richard Helfman,
President       1995    $187,692        0       50,000(4)
	1994    $234,576
	1993    $175,000        $30,000(3)      0
Benjamin Sporn,
Director        1995    0       0       50,000(4)
Alan Miller,
Chief Financial Officer 1995    $77,308(2)
	1994    $94,606(2)              30,000


(1) Represents compensation since May 1994. David Guttmann was being compensated at the rate of $150,000 per annum. Mr. Guttmann voluntarily reduced his salary to $50,000 per annum during the latter part of 1995.
(2) Represents compensation and consulting fees in 1994. Mr. Miller was compensated at the rate of $120,000 per annum. Mr. Miller ceased being employed by the Company in July, 1995.
(3)     Compensation received under the profit sharing plan
(4) Represents options previously granted with the exercise price lowered to $.685 on April 30, 1996.

OPTION GRANTS IN 1995


		Percent of total
	Options Options granted to      Excersize       Expirqation
Name    Granted Employees in fiscal year        Price   Date
(a)     (b)     1995    $
David Guttmann,
Chairman of the Board   50,000(1)       17%     1.82    May 26, 2004
Richard Helfman 50,000(1)       17%     1.82    May 25, 2004
Benjamin Sporn  50,000(1)       17%     1.82    June 10, 2003

(1) Represents options previously granted with the exercise price lowered to $.685 per Share on April 30, 1996.
AGGREGATED OPTION EXERCISES IN 1995 AND FOR YEAR-END OPTION VALUES
Name
(a)
Shares
Acquired on
Exercise (#)
(b)
Value
Realized
($)
(c)  Number of
Unexercised
Options
at Fiscal
Year-End
(#)
Exercisable/
Unexercisable
(d)
	Value of
Unexercised
in-the-Money
Options
at Fiscal
Year-End ($)
Exercisable/
Unexercisable
(e)
David Guttmann 0    0    50,000/0  0
Benjamin Sporn 0    0    50,000/0  0
Richard Helfman     31,333    0    25,000/25,000  0

	The Company maintained a Qualified Retirement Plan and Trust for qualified employees effective as of January 1, 1993. Under the plan, a profit sharing plan, the Company's contributions are discretionary.
	The Company did not make contributions for the Plan Year 1995.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Barry Septimus and David Guttmann, the shareholders of Ace, personally guaranteed certain indebtedness of the Company in the amount of $1,980,000.
In addition, Mr. Guttmann guaranteed a term loan of $1,000,000 issued to Shawmut Capital Corporation (Shawmut). Pursuant to a workout arrangement with Shawmut in March 1996, David Guttmann agreed to repay the remainder of the term loan in the amount of $333,333. The Company agreed as part of the Companys private placement in March 1996, to issue a total of 333,333 Shares to his designees in consideration of the assumption of this debt. Mr. Guttmann also purchased 10,000 shares at $1.00 per share in that private placement.

In March 1993 the Company borrowed $600,000 from an affiliated entity of David Refson, a Director of the Company. In January 1995 the Company borrowed an additional $400,000 from that entity. Interest on these loans is 18% per annum and are due September 30, 1996. These loans are also guaranteed by David Guttmann and Barry Septimus.

In June 1991 the Company moved its executive offices and in December 1991 moved its assembly line into a building at 170 53rd Street, Brooklyn, New York, which the Company leases from Ace, an entity owned by Barry Septimus and David Guttmann. The Company executed a 10-year lease with Ace which provides for minimum annual rent of $467,000 for the first three years and thereafter annual rents will be negotiated between the parties based on the then-current economic conditions including rents for comparable space in the local area in each year thereafter. The Company is also responsible for its share of real estate tax assessment. The Company believes that the rent is not higher than would be paid to a non-affiliated company.

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, four Directors will be elected by the shareholders to serve until the next annual meeting of the shareholders or until their successors are elected and shall qualify. The accompanying form of Proxy will be voted for the re-election as Directors of Benjamin Sporn, David Refson, Richard Helfman and David Guttmann, unless the Proxy contains contrary instructions. See Directors of the Company for a description of such
nominees business experience.   Proxies cannot be voted for a greater number
of persons than the number of nominees named in the Proxy Statement.
Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE. PROPOSAL 2
APPROVAL OFAPPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
The Board of Directors has appointed Richard A. Eisner & Company, independent public accountants, to audit the accounts of the Company for the fiscal year ending December 31, 1996. Richard A. Eisner & Company was initially appointed by the Board of Directors in March 1987 in connection with the audit of the Company's accounts for the fiscal year ended December 31, 1986, and was subsequently appointed auditors of the Company's accounts for fiscal years ended December 31, 1987 through 1995.  Richard A. Eisner & Company has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company other than as auditors. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Directors deem it desirable to obtain the shareholders' ratification and approval of this appointment.Representatives of Richard A. Eisner & Company are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.  Approval of the proposal requires the affirmative vote of a majority of the Shares voted with respect thereto.  In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors of the Company for the next fiscal year.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE AUDITORS
PROPOSAL 3
AUTHORIZATION OF A ONE FOR THREE REVERSE STOCK SPLIT
The Board of Directors of the Company has adopted a proposal declaring advisable an amendment to the Certificate of Incorporation of the Company to effect a one-for-three reverse stock split of all of the authorized and outstanding Common Stock. As of June 1, 1996, the Company had authorized 20,000,000 shares of Common Stock, $.03 par value. As of that date, there were issued and outstanding 7,834,183 shares of Common Stock. Except for the receipt of cash in lieu of fractional interest, the proposed reverse stock split will not affect any shareholders proportionate equity interest in the Company. The Company also had 5,000,000 shares of Preferred Stock authorized of which 1,725 were previously issued, but none were outstanding. The Preferred Stock will not be affected by this proposed reverse split.
The amendment will not have any material impact on the aggregate capital represented by the Shares for financial statement purposes. Adoption of the reverse stock split will reduce the number of presently outstanding Shares, as indicated on the table below and will provide for a corresponding increase in the par value from $.03 per Share to $.09 per Share. In connection with the reverse stock split, current shareholders would receive one share of, or cash for any resulting fractional share, or both, in exchange for three currently outstanding Shares.
Class of Stock      Outstanding Before Split
Outstanding After Split

Common Stock                   7,834,183
2,611,394

The number of outstanding shares after the reverse stock split is approximate. Except for changes resulting from the reverse stock split and the increase in the par value from $.03 to $.09 par value, the rights and privileges of holders of Shares of Common Stock will remain the same, both before and after the proposed reverse stock split.

Reasons for the Reverse Stock Split
The Company has been advised by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") that it is not in compliance with the qualification for continued listing of securities on the Nasdaq system since the bid price has been less than $1.00 per share for more than ten consecutive trading days. The closing bid price on July 22, 1996 was $.625.
It is expected that the proposed reverse stock split will enable the Company's Shares to meet this requirement.
Quotations for the Company's Shares have appeared on Nasdaq since June 1986. Pursuant to Rule 15c2-6 (the "Rule") adopted by the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, broker-dealers are required to implement certain supplemental sales practice requirements when recommending and selling "designated securities" to customers in transactions not exempt under the Rule. The Rule was directed at the elimination of certain practices in connection with the sale of certain low priced securities. The Rule exempts from its requirements the securities of issuers listed on national securities exchanges and on Nasdaq. Management of the Company believes that the market for the Company's Shares will be improved by maintaining its listing on Nasdaq, thereby maintaining the exemption of its Common Stock from the impact of the Rule.
The decrease in the number of Shares of Common Stock outstanding as a consequence of the proposed reverse stock split should increase the per Share price of the Common Stock, which may encourage greater interest in the Common Stock and possibly promote greater liquidity for the Company's shareholders. However, the increase in the per Share price of the Common Stock as a consequence of the proposed reverse stock split may be proportionately less than the decrease in the number of Shares outstanding. In addition, any increased liquidity due to an increased per Share price could be partially or entirely offset by the reduced number of Shares outstanding after the proposed reverse stock split. Nevertheless, the proposed reverse stock split could result in a per Share price that adequately compensates for the adverse-impact of the market factors noted above. There can, however, be no assurance that the favorable effects described above will occur, or that any increased per Share price of the Common Stock resulting from the proposed reverse stock split, if attained, will be maintained for any period of time. The management of the Company does not currently intend to engage in any future transactions or business combinations which would qualify the Company for deregistration of the Common Stock from the reporting and other requirements of Federal securities laws.

The amendment, if adopted, will also increase the par value per share of the Company's authorized Shares of Common Stock from $.03 to $.09. The increase in the par value per Share is intended to maintain the Company's capital stock accounts at current levels.
It is expected that if the shareholders authorize this amendment that the filing of the Certificate of Amendment will occur as soon as practical after the date of the shareholders meeting. The proposed reverse stock split will become effective on the effective date of that filing (the "Effective Date"). Commencing on the Effective Date, each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of Shares resulting from the reverse stock split. Currently outstanding certificates do not have to be surrendered in exchange for new certificates in connection with the reverse stock split. Rather, new stock certificates reflecting the number of Shares resulting from the stock split will be issued only as currently outstanding certificates are transferred. However, the Company will provide shareholders with instructions as to how to exchange their certificates and encourage them to do so. The company will obtain a new CUSIP number for its Shares.
To the extent a shareholder holds a number of Shares that would result in a residual fractional interest, the Company will pay, as soon as is practicable after the Effective Date, $.625 for each Share of Common Stock outstanding prior to the reverse stock split that comprises the factional interest. Shareholders will not have the opportunity on or after the Effective Date to round off their shareholdings to avoid resulting fractional interest. The
$.625 price per Share figure for the Common Stock purchased pursuant to the retirement of resulting interests is based on the closing bid price of the Common Stock as reported on Nasdaq on July 22, 1996. In view of this, the management of the Company believes that the $.625 price per Share figure is fair to all of the shareholders whose fractional interests are retired, the other shareholders of the Company and the Company. As of June 3, 1996, the Company has 293 shareholders of record and believes that the approximate total number of beneficial holders of the Common Stock of the Company to be approximately 1,200 based on information received from the transfer agent and those brokerage firms who hold the Company's securities in custodial or
"street" name.   The Company estimates that, based on the shareholdings as of
June 3, 1996, it will continue to have approximately the same number of shareholders after the reverse stock split is effected as it did prior to the reverse split.
There can be no assurance that the market price of the Shares after the proposed reverse stock split will be triple the market price before the proposed reverse stock split, or that such price will either exceed or remain in excess of the current market price.
Warrants, Options and Preferred Stock
The Company currently has outstanding warrants owned by four persons exercisable to purchase 124,805 Shares. In addition, there are stock options outstanding under the Companys stock option plans to purchase approximately 432,000 Shares. After approval of the reverse stock split, the number of
Shares to be issued upon exercise of the outstanding warrants and options will be reduced to onethird of the previous amount and the per Share price will triple.
Federal Income Tax Consequences
The federal income tax consequences of the proposed reverse stock split will be as set forth below. The following information is based upon existing law which is subject to change by legislation, administrative action and judicial decision and is therefore necessarily general in nature. Therefore, shareholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances.
{autonumout}   The proposed reverse stock split will be a tax-free
recapitalization of the Company and its shareholders to the extent that currently outstanding shares of stock are exchanged for other shares of stock after the split.
{autonumout}   The new shares of Common Stock in the hands of a shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of stock held by that shareholder immediately prior to the proposed reverse stock split if no fractional shares are present. If fractional shares are present as a result of the split, and the shareholder realizes a gain on the exchange, the shareholder will recognize a taxable gain equal to the lesser of the cash received or the gain realized. If fractional shares are present and a loss is realized on the exchange, the loss is not recognized, but rather the loss must be deferred until the shareholder disposes of the new stock in a taxable transaction. The stockholder's basis in the new stock is equal to the basis in the stock exchanged, less any cash received plus gain recognized, if any.
{autonumout}   Shareholders who receive cash for fractional shares will be treated as if they had received such fractional shares and then sold them to the Company. Such shareholders will recognize gain or loss equal to the difference between the amount of cash received and their basis in the stock exchanged.
Approval Required
The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A ONE FOR THREE REVERSE STOCK SPLIT.
The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended December 31, 1995
(as filed with the Securities and Exchange Commission), including financial statements. All such requests should be directed to Henry Lam at Creative Technologies Corp., 170 53rd Street, Brooklyn, New York 11232.
All proposals of shareholders intended to be included in the proxy statement to be presented in the 1997 Annual Meeting materials must be received by the Company's executive offices in Brooklyn, New York, no later than February 1, 1997.
		By Order of the Board of Directors Dated: July 24, 1996
			David Selengut
			Secretary

PROXY
This Proxy is Solicited
 on Behalf of the Board of Directors
CREATIVE TECHNOLOGIES CORP.
170 53RD STREET
BROOKLYN, NEW YORK  11232
The undersigned hereby appoints David Selengut and Henry Lam as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of the Shares of Creative Technologies Corp. held of record by the undersigned on July 24, 1996 at the Annual Meeting of Shareholders to be held on September 4, 1996 or any adjournment thereof.
1. Election of Directors         FOR all nominees listed below
	(except as marked to the contrary below)
	WITHHOLD AUTHORITY
	to vote for all nominees below
(INSTRUCTION: To withhold authority to vote
for any individual nominee strike a line
through the nominee's name in the list below)
Benjamin Sporn, David Refson, Richard Helfman, David Guttmann
2. To ratify the appointment of Richard A. Eisner & Company as the independent auditors for the Company for the fiscal year ending December 31, 1996.
FOR ___ AGAINST ___     ABSTAIN ___
3. Authorization of a reverse split of the Companys Shares on the basis of one Share for each three Shares issued and outstanding.
FOR ___AGAINST ___      ABSTAIN ___
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3, 4 and 5.
Please sign exactly as name appears below. When Shares are held by joint tenants, both must sign.
	Dated:                                          , 1996
	Signature
	Signature if held jointly
When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.